AMENDMENT #2 TO CO-PROMOTION AGREEMENT

This Amendment #2 ("Amendment") is signed as of the signature date(s) below and made effective as of 18 June, 2020 ("Effective Date") by and between Janssen Biotech, Inc. ("JBI") and Exagen Diagnostics Inc. ("Exagen") and amends that Co-Promotion Agreement effective as of December 10, 2018 by and between JBI and Exagen, as previously amended (“Agreement”). All terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
WHEREAS, JBI and Exagen find it in their respective interests to amend the Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants herein contained, the parties hereto agree as follows:

1.Section 2.1 Term of Agreement. Section 2.1 Term of Agreement is hereby deleted and replaced with the following extending the term until 31 December, 2021:

“The initial term of the Agreement shall be from the Effective Date through 30 June, 2020 (“Initial Term”). The second term of the Agreement shall be from 01 July, 2020 through 31 December, 2021 (“Second Term”). Upon 180 days written notice prior to the end of the Second Term, Exagen may, at its option, extend the Term of the Agreement for an additional third term from 01 January, 2022 through 31 December, 2022 (Third Term”), (such Initial Term and extensions terms, collectively, the “Term”).”

2.Exhibit A. Exhibit A is hereby deleted an replaced with attached Exhibit A effective as of the Amendment Effective Date.

3.Except as specifically amended hereby, all terms of the Agreement remain in full force and effect. In the event of any conflict between the Agreement and this Amendment, the provisions of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

Janssen Biotech, Inc.	Exagen Diagnostics Inc.
By: /s/ Howard Reid	By: /s/ Ron Rocca
Name: Howard Reid	Name: Ron Rocca
Title: Director of Marketing	Title: President & CEO
Date: Jun 25, 2020	Date: Jun 25, 2020

EXHIBIT A

1.	The project managers are:
Exagen Contact Information:
Name:   [***]
Title:   [***]
Address:  [***]
[***]
Telephone:  [***]
Email:  [***]

JBI Contact Information:
Name:   [***]
Title:  [***]
Address:  [***]
[***]
Telephone: [***]
Email:  [***]

2.	Pricing:

2.1	JBI will pay Exagen quarterly in arrears a Promotion Fee based on measured unit growth of SIMPONI over a Baseline TRxU in the Territory. TRxU means Total Prescribed (Rx) Units.

2.2	Baselines:

2.2.1
The Baseline TRxU for the quarter ending June 30, 2020 is as previously agreed upon by the parties. The Baseline TRxU for the quarters ending September 30, 2020 and December 31, 2020 has been calculated using a 13-week simple average from the time period November 2018 to February 2020.

2.2.2	The Adjusted Baseline TRxU has been calculated by subtracting 5% from the Baseline TRxU, as a factor to adjust for COVID impact.

Quarter ending	Baseline TRxU	Adjusted Baseline TRxU
June 30, 2020	[***]	[***]
September 30, 2020	[***]	[***]
December 31, 2020	[***]	[***]

2.2.3
The Baseline TRxU for the remaining four quarters of the Second Term (January 1, 2021 – December 31, 2021) will be agreed upon by the Parties and communicated via notice to Exagen no later than November 30, 2020.

2.2.4
If Exagen elects to pursue a Third Term of the Agreement, the Baseline TRxU for the four quarters beginning January 1, 2022 and ending December 31, 2022 will be agreed upon by the Parties and communicated via notice to Exagen no later than November 30, 2021.

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2.3	Promotion Fee:

2.3.1
Subject to Sections 2.3.4 – 2.3.10 for the remaining 3 quarters of 2020, “Promotion Fee Income” is defined as the total number of incremental Rx units written above the established Baseline TRxU for the defined universe during the Measurement Period, multiplied by the agreed upon Promotion Fee per Rx Unit.

For the Quantities	Promotion Fee per Incremental Rx Unit
[***]	[***]
[***]	[***]
[***]	[***]

2.3.2	SIMPONI TRxU growth shall be monitored on a monthly basis. Payouts will be calculated and made to Exagen on a Quarterly schedule in arrears.

2.3.3	See Section 2.12 for a sample calculation of quarterly Promotion Fee during this period.

2.3.4	The terms of the Promotion Fee shall be adjusted for the first two quarters of the Second Term (the quarters ending September 30, 2020 and December 31, 2020) as follows:

2.3.4.1	The Promotion Fee shall be based on a unit value each quarter over Adjusted Baseline TRxU, allocated as follows:

For the Quantities	Promotion Fee per Incremental Rx Unit
[***]	[***]
[***]	[***]
[***]	[***]

2.3.4.2	Unit quantities from the Contract Term shall carry over into the Contract Term Extension for purposes of determining Promotion Fee per unit.

2.3.4.3	Unit quantities below Adjusted Baseline TRxU in a quarter will be counted as zero for purposes of calculating Quantities for Promotion Fee per unit.

2.3.4.4	Janssen will pay Exagen a Minimum Promotion Fee of $300,000 for the quarters ending September 30, 2020 and December 31, 2020

2.3.4.5
In addition, the Promotion Fee will be capped at an amount reflecting the payment due in the event that Exagen’s TRxU exceeds 5% above the Adjusted Baseline TRxU for the quarters ending September 30, 2020 and December 31, 2020.

2.3.5
For the remaining quarters of the Contract Term Extension (January 1, 2021 – December 31, 2021) and any additional Third Term, the Promotion Fee payment terms shall revert to the terms set forth in the Co-Promotion Agreement, with no Minimum Promotion Fee and no Cap (Section 2.3.3).

2.4
Estimated Promotion Fee: Exagen will prepare an estimated Promotion Fee earned by Exagen on a calendar quarter basis, starting with the end of the first full calendar quarter following the actual start of the Measurement Period. Such estimated Promotion Fee will be accompanied by an invoice for the Promotion Fee due Exagen, to be paid based on Net 90 day payment terms set forth in Section 3.2. Exagen invoice will be submitted to JBI within 10 calendar days of the end of the quarter.

***	Certain Confidential Information Omitted

2.6	Territory: The final Territory will be comprised of zip codes in which Exagen sales representatives are deployed.

The Territory may be revised prior to the beginning of each quarter in such cases as Exagen adds or removes zip codes from sales rep coverage. A current “zip to terr” file should be provided to JBI to substantiate quarterly zip code coverage in the event changes are made.

2.7	[Reserved]

2.8	Adjustment of Baseline TRxU: The Baseline TRxU may be adjusted quarterly in the event zip codes are added or removed from Exagen’s deployment mutually agreed upon by both Parties.

Should there be a change in SIMPONI® formulary access in any of the following plans, the Baseline TRxU would be recalculated to adjust historical volume from the affected plan(s):

2.8.1	[***]
2.8.2	[***]
2.8.3	[***]
2.8.4	[***]
2.8.5	[***]
2.8.6	[***]
2.8.7	[***]

2.9
Exclusions: Rx units fulfilled as free goods shall not be credited towards growth over Baseline TRxU, unless specifically agreed to by JBI and Exagen. Units provided to HCPs as product samples shall not be credited towards growth over Baseline TRxU.

2.10
Data Source used for Measurement: JBI will provide Exagen with access (and if necessary a license) to TRxU data. The data, provided by iQVIA and supplemented with data from select Specialty Pharmacy Providers and to which JBI will also have access (the “TRxU Data”), will be provided to Exagen by JBI at no cost to Exagen through a Third-Party Agreement (“TPA”). The data will show the TRxU’s written in the Territory.

Exagen may use this data to populate internal CRM reports to provide HCP-level TRx volume and trends for their sales representatives.

Using this same data, Exagen will calculate monthly and quarterly reports, for the Territory, of the estimated TRxU growth, which JBI will then verify.

2.11	[Reserved]

2.12	Revised Sample Promotion Fee Calculation

[***]

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2.13	(A)(3) Targeted Specialties

2.13.1	Core specialties for Exagen HCP Sales Targets:

2.13.1.1	[***]

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2.13	(A)(4) Do Not Target Specialties

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